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                                                                       EXHIBIT 4

063552
              TEMPORARY CERTIFICATE - EXCHANGEABLE FOR DEFINITIVE
                  ENGRAVED CERTIFICATE WHEN READY FOR DELIVERY
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     NUMBER                                                          SHARES
----------------       [PERKINELMER, INC. CORPORATE LOGO]       ----------------
                               PERKINELMER, INC.
PKIT                   INCORPORATED UNDER THE LAWS OF THE
----------------         COMMONWEALTH OF MASSACHUSETTS          ----------------
  COMMON STOCK                                                    COMMON STOCK
         THIS CERTIFICATE IS TRANSFERABLE IN BOSTON, MA OR NEW YORK, NY
                                                               CUSIP 714046 10 9

                                                              SEE REVERSE FOR
                                                            CERTAIN DEFINITIONS
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THIS IS TO CERTIFY THAT





is the owner of
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  FULLY PAID AND NONASSESSABLE SHARES OF THE PAR VALUE OF $1 PER SHARE OF THE
                                  COMMON STOCK

of PERKINELMER, INC. (herein called the "Corporation") transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be subject to all of the provisions of the Restated Articles of Organization and the By-Laws of the Corporation, as amended and restated from time to time (copies of which are on file with the Transfer Agent), to all of which the holder, by acceptance hereof, assents. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

     Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:




/s/ Gregory Perry               [PERKINELMER, INC.          /s/ Gregory L. Summe
                                 FACSIMILE SEAL]
VICE PRESIDENT CONTROL                                      CHAIRMAN OF THE
AND TREASURY                                                BOARD AND CHIEF
                                                            EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED

BY
                                BANKBOSTON, N.A.
                                                   TRANSFER AGENT AND REGISTRAR

                                                            AUTHORIZED SIGNATURE

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